EXHIBIT 10.135

Performance Health Technologies

Dear Holders of Promissory Notes dated August 15, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of August 15, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of August 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

Very truly yours,

As of August 15, 2008	Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Neil C. Prewett	/s/ Jackie L. Prewett
Name:
Date:

EXHIBIT 10.135

Performance Health Technologies

Dear Holders of Promissory Notes dated August 15, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of August 15, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of August 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

Very truly yours,

As of August 15, 2008	Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Kenneth Gordon
Name: Kenneth Gordon
Date: 8/14/08

EXHIBIT 10.135

Performance Health Technologies

Dear Holders of Promissory Notes dated August 15, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of August 15, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of August 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

Very truly yours,

As of August 15, 2008	Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Randy Freeman
Name: Randy Freeman
Date: 8/14/08

EXHIBIT 10.135

Performance Health Technologies

Dear Holders of Promissory Notes dated August 15, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of August 15, 2008 (the “Current Maturity Date”) to a new maturity date of November 30, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of August 15, 2008 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869.

Very truly yours,

As of August 15, 2008	Dominique Prunetti Miller
Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Kelvyn Gardner
Name: K. Gardner
Date: 14th August, 2008